DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022 vs. Dec 31, 2021		Dec 31, 2022	Dec 31, 2021	2022 vs. 2021
EARNINGS SUMMARY
Interest Income	$3,856	$3,357	$2,915	$2,736	$2,742	$1,114	41%	$12,864	$10,651	$2,213	21%
Interest Expense	789	514	305	257	259	530	NM	1,865	1,134	731	64%
Net Interest Income	3,067	2,843	2,610	2,479	2,483	584	24%	10,999	9,517	1,482	16%
Discount/Interchange Revenue	1,165	1,157	1,133	955	1,042	123	12%	4,410	3,733	677	18%
Rewards Cost	797	811	743	635	697	100	14%	2,986	2,509	477	19%
Discount and Interchange Revenue, net	368	346	390	320	345	23	7%	1,424	1,224	200	16%
Protection Products Revenue	44	42	42	44	36	8	22%	172	165	7	4%
Loan Fee Income	182	168	142	140	131	51	39%	632	464	168	36%
Transaction Processing Revenue	66	65	61	57	60	6	10%	249	227	22	10%
Gains (Losses) on Equity Investments	(6)	(4)	(42)	(162)	(138)	132	96%	(214)	424	(638)	NM
Other Income	11	19	21	24	19	(8)	(42%)	75	66	9	14%
Total Non-Interest Income	665	636	614	423	453	212	47%	2,338	2,570	(232)	(9%)

Revenue Net of Interest Expense	3,732	3,479	3,224	2,902	2,936	796	27%	13,337	12,087	1,250	10%

Provision for Credit Losses	883	773	549	154	263	620	NM	2,359	218	2,141	NM

Employee Compensation and Benefits	573	551	515	500	499	74	15%	2,139	1,986	153	8%
Marketing and Business Development	313	276	254	192	271	42	15%	1,035	810	225	28%
Information Processing & Communications	143	124	121	125	125	18	14%	513	500	13	3%
Professional Fees	264	241	189	177	230	34	15%	871	797	74	9%
Premises and Equipment	48	22	24	24	23	25	109%	118	92	26	28%
Other Expense	154	174	120	112	164	(10)	(6%)	560	620	(60)	(10%)
Total Operating Expense	1,495	1,388	1,223	1,130	1,312	183	14%	5,236	4,805	431	9%

Income/ (Loss) Before Income Taxes	1,354	1,318	1,452	1,618	1,361	(7)	(1%)	5,742	7,064	(1,322)	(19%)
Tax Expense	321	312	341	376	294	27	9%	1,350	1,615	(265)	(16%)
Net Income/ (Loss)	$1,033	$1,006	$1,111	$1,242	$1,067	($34)	(3%)	$4,392	$5,449	($1,057)	(19%)
Net Income/ (Loss) Allocated to Common Stockholders	$1,027	$967	$1,105	$1,205	$1,062	($35)	(3%)	$4,304	$5,351	($1,047)	(20%)

Effective Tax Rate	23.7%	23.6%	23.5%	23.3%	21.6%			23.5%	22.9%

Net Interest Margin	11.27%	11.05%	10.94%	10.85%	10.81%	46	bps	11.04%	10.76%	28	bps
Operating Efficiency	40.0%	39.9%	37.9%	38.9%	44.7%	(470)	bps	39.3%	39.8%	(50)	bps
ROE	28%	29%	32%	37%	32%			31%	43%
ROCE	30%	30%	35%	39%	35%			33%	46%
Capital Returned to Common Stockholders	$743	$350	$742	$1,067	$895	($152)	(17%)	$2,902	$2,715	$187	7%
Payout Ratio	72%	36%	67%	89%	84%			67%	51%

Ending Common Shares Outstanding	267	273	275	281	288	(21)	(7%)	267	288	(21)	(7%)
Weighted Average Common Shares Outstanding	272	273	279	285	291	(19)	(7%)	277	300	(23)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	273	274	279	285	292	(19)	(7%)	278	300	(22)	(7%)

PER SHARE STATISTICS
Basic EPS	$3.77	$3.54	$3.96	$4.23	$3.64	$0.13	4%	$15.52	$17.85	($2.33)	(13%)
Diluted EPS	$3.77	$3.54	$3.96	$4.22	$3.64	$0.13	4%	$15.50	$17.83	($2.33)	(13%)
Common Dividends Declared Per Share	$0.60	$0.60	$0.60	$0.50	$0.50	$0.10	20%	$2.30	$1.88	$0.42	22%
Common Stock Price (period end)	$97.83	$90.92	$94.58	$110.19	$115.56	($17.73)	(15%)	$97.83	$115.56	($17.73)	(15%)
Book Value per share	$54.57	$52.29	$50.00	$47.81	$46.50	$8.07	17%	$54.57	$46.50	$8.07	17%
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022 vs. Dec 31, 2021
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$21,105	$18,767	$17,007	$15,620	$18,236	$2,869	16%
Total Loan Receivables	112,120	104,908	99,301	93,471	93,684	18,436	20%
Allowance for Credit Losses	(7,374)	(7,061)	(6,757)	(6,647)	(6,822)	(552)	(8%)
Net Loan Receivables	104,746	97,847	92,544	86,824	86,862	17,884	21%
Premises and Equipment, net	1,003	1,015	984	984	983	20	2%
Goodwill and Intangible Assets, net	255	255	255	255	255	—	—%
Other Assets	4,519	4,002	3,810	3,729	3,906	613	16%
Total Assets	$131,628	$121,886	$114,600	$107,412	$110,242	$21,386	19%

Liabilities & Stockholders' Equity
Certificates of Deposits [1]	$16,124	$14,505	$13,543	$13,518	$14,391	$1,733	12%
Savings, Money Market, and Other Deposits [1,2]	54,397	51,743	49,655	50,185	47,548	6,849	14%
Total Direct to Consumer Deposits [1,2]	70,521	66,248	63,198	63,703	61,939	8,582	14%
Brokered Deposits and Other Deposits	21,115	16,649	13,214	8,779	10,454	10,661	102%
Deposits	91,636	82,897	76,412	72,482	72,393	19,243	27%
Securitized Borrowings [3]	10,259	11,092	9,099	7,715	9,539	720	8%
Other Borrowings [3]	9,849	9,085	10,886	9,417	10,688	(839)	(8%)
Borrowings	20,108	20,177	19,985	17,132	20,227	(119)	(1%)
Accrued Expenses and Other Liabilities	5,294	4,526	4,439	4,365	4,214	1,080	26%
Total Liabilities	117,038	107,600	100,836	93,979	96,834	20,204	21%
Total Equity	14,590	14,286	13,764	13,433	13,408	1,182	9%
Total Liabilities and Stockholders' Equity	$131,628	$121,886	$114,600	$107,412	$110,242	$21,386	19%

LIQUIDITY
Liquidity Portfolio	$19,798	$16,042	$16,204	$14,910	$14,959	$4,839	32%
Private Asset-backed Securitizations	3,500	3,500	3,500	3,750	3,500	—	—%
Federal Home Loan Bank Borrowing Capacity	1,712	2,078	12	1,505	150	1,562	NM
Federal Reserve Discount Window [4]	42,268	39,888	36,463	34,393	34,254	8,014	23%
Undrawn Credit Facilities [4]	47,480	45,466	39,975	39,648	37,904	9,576	25%
Total Liquidity	$67,278	$61,508	$56,179	$54,558	$52,863	$14,415	27%

[1] Includes Affinity relationships

[2] Savings, Money Market, and Other Deposits and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[3] Includes short-term and long-term borrowings

[4] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022 vs. Dec 31, 2021
BALANCE SHEET STATISTICS
Total Common Equity	$13,534	$13,230	$12,708	$12,377	$12,352	$1,182	10%
Total Common Equity/Total Assets	10.3%	10.9%	11.1%	11.5%	11.2%
Total Common Equity/Net Loans	12.9%	13.5%	13.7%	14.3%	14.2%

Tangible Assets	$131,373	$121,631	$114,345	$107,157	$109,987	$21,386	19%
Tangible Common Equity [1]	$13,279	$12,975	$12,453	$12,122	$12,097	$1,182	10%
Tangible Common Equity/Tangible Assets [1]	10.1%	10.7%	10.9%	11.3%	11.0%
Tangible Common Equity/Net Loans [1]	12.7%	13.3%	13.5%	14.0%	13.9%
Tangible Common Equity per share [1]	$49.66	$47.49	$45.24	$43.14	$41.96	$7.70	18%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
Total Risk Based Capital Ratio	16.0%	16.7%	17.0%	17.6%	17.6%
Tier 1 Risk Based Capital Ratio	14.3%	14.9%	15.2%	15.8%	15.8%
Tier 1 Leverage Ratio	12.7%	13.4%	13.9%	13.7%	13.9%
Common Equity Tier 1 Capital Ratio	13.3%	13.9%	14.2%	14.7%	14.8%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022 vs. Dec 31, 2021
AVERAGE BALANCES
Assets
Cash and Investment Securities	$19,529	$16,057	$14,409	$15,028	$17,309	$2,220	13%
Restricted Cash	393	853	40	774	1,164	(771)	(66%)
Credit Card Loans	86,396	81,445	75,917	73,042	71,865	14,531	20%
Private Student Loans	10,284	10,132	10,164	10,381	10,094	190	2%
Personal Loans	7,871	7,408	6,981	6,909	6,923	948	14%
Other Loans	3,485	3,050	2,674	2,359	2,213	1,272	57%
Total Loans	108,036	102,035	95,736	92,691	91,095	16,941	19%
Total Interest Earning Assets	127,958	118,945	110,185	108,493	109,568	18,390	17%
Allowance for Credit Losses	(7,059)	(6,758)	(6,644)	(6,818)	(6,847)	(212)	(3%)
Other Assets	6,235	5,923	5,874	6,248	6,379	(144)	(2%)
Total Assets	$127,134	$118,110	$109,415	$107,923	$109,100	$18,034	17%

Liabilities and Stockholders' Equity
Non-Interest-bearing Direct to Consumer Deposits [1]	$1,062	$1,122	$1,136	$1,090	$1,016	$46	5%
Certificates of Deposits [1]	$15,189	$14,029	$13,391	$14,035	$14,606	$583	4%
Savings, Money Market, and Other Deposits [1]	51,703	49,332	48,504	47,426	46,213	5,490	12%
Interest-bearing Direct to Consumer Deposits [1]	66,892	63,361	61,895	61,461	60,819	6,073	10%
Brokered Deposits and Other Deposits	19,165	14,722	10,031	9,157	9,834	9,331	95%
Total Interest-bearing Deposits	86,057	78,083	71,926	70,618	70,653	15,404	22%
Securitized Borrowings [2]	9,954	10,246	8,262	7,739	9,119	835	9%
Other Borrowings [2]	9,636	9,185	9,325	10,099	9,721	(85)	(1%)
Total Interest-bearing Liabilities	105,647	97,514	89,513	88,456	89,493	16,154	18%
Other Liabilities & Stockholders' Equity	20,425	19,474	18,766	18,377	18,591	1,834	10%
Total Liabilities and Stockholders' Equity	$127,134	$118,110	$109,415	$107,923	$109,100	$18,034	17%

AVERAGE YIELD
Assets
Cash and Investment Securities	3.45%	2.31%	1.46%	1.09%	1.01%	244	bps
Restricted Cash	2.73%	2.25%	0.41%	0.02%	0.03%	270	bps
Credit Card Loans	14.50%	13.56%	12.81%	12.59%	12.50%	200	bps
Private Student Loans	9.02%	8.26%	7.74%	7.41%	7.37%	165	bps
Personal Loans	12.04%	11.83%	11.84%	12.09%	12.36%	(32)	bps
Other Loans	6.16%	5.70%	5.47%	5.60%	5.39%	77	bps
Total Loans	13.53%	12.67%	12.00%	11.80%	11.75%	178	bps
Total Interest Earning Assets	11.96%	11.20%	10.61%	10.23%	9.93%	203	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	1.83%	1.31%	1.04%	1.02%	1.07%	76	bps
Savings, Money Market, and Other Deposits [1]	2.76%	1.60%	0.68%	0.50%	0.42%	234	bps
Interest-bearing Direct to Consumer Deposits [1]	2.55%	1.53%	0.75%	0.62%	0.58%	197	bps
Brokered Deposits and Other Deposits	3.50%	2.71%	2.28%	2.03%	2.16%	134	bps
Total Interest-bearing Deposits	2.76%	1.76%	0.97%	0.80%	0.80%	196	bps
Securitized Borrowings [2]	3.33%	2.79%	1.87%	1.29%	1.09%	224	bps
Other Borrowings [2]	4.37%	4.17%	3.97%	3.75%	3.75%	62	bps
Total Interest-bearing Liabilities	2.96%	2.09%	1.36%	1.18%	1.15%	181	bps
Net Interest Margin	11.27%	11.05%	10.94%	10.85%	10.81%	46	bps
Net Yield on Interest-earning Assets	9.51%	9.48%	9.50%	9.27%	8.99%	52	bps

[1] Includes Affinity relationships
[2] Includes short-term and long-term borrowings
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022 vs. Dec 31, 2021		Dec 31, 2022	Dec 31, 2021	2022 vs. 2021
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$112,120	$104,908	$99,301	$93,471	$93,684	$18,436	20%	$112,120	$93,684	$18,436	20%
Average Loans [1]	$108,036	$102,035	$95,736	$92,691	$91,095	$16,941	19%	$99,673	$88,421	$11,252	13%

Interest Yield	13.53%	12.67%	12.00%	11.80%	11.75%	178	bps	12.54%	11.82%	72	bps
Gross Principal Charge-off Rate	2.87%	2.56%	2.76%	2.64%	2.36%	51	bps	2.71%	2.87%	(16)	bps
Net Principal Charge-off Rate	2.13%	1.71%	1.80%	1.61%	1.37%	76	bps	1.82%	1.84%	(2)	bps
Delinquency Rate (30 or more days)	2.30%	1.94%	1.63%	1.64%	1.55%	75	bps	2.30%	1.55%	75	bps
Delinquency Rate (90 or more days)	0.98%	0.80%	0.70%	0.72%	0.66%	32	bps	0.98%	0.66%	32	bps
Gross Principal Charge-off Dollars	$781	$659	$659	$603	$543	$238	44%	$2,702	$2,534	$168	7%
Net Principal Charge-off Dollars	$581	$439	$429	$368	$313	$268	86%	$1,817	$1,631	$186	11%
Net Interest and Fee Charge-off Dollars	$126	$98	$92	$87	$70	$56	80%	$403	$361	$42	12%
Loans Delinquent 30 or more days	$2,578	$2,034	$1,621	$1,537	$1,451	$1,127	78%	$2,578	$1,451	$1,127	78%
Loans Delinquent 90 or more days	$1,101	$837	$694	$678	$618	$483	78%	$1,101	$618	$483	78%

Allowance for Credit Losses (period end)	$7,374	$7,061	$6,757	$6,647	$6,822	$552	8%	$7,374	$6,822	$552	8%
Reserve Change Build/ (Release) [2]	$313	$304	$110	($175)	($39)	$352		$552	($1,404)	$1,956
Reserve Rate	6.58%	6.73%	6.80%	7.11%	7.28%	(70)	bps	6.58%	7.28%	(70)	bps

CREDIT CARD LOANS
Ending Loans	$90,113	$83,630	$79,237	$73,783	$74,369	$15,744	21%	$90,113	$74,369	$15,744	21%
Average Loans	$86,396	$81,445	$75,917	$73,042	$71,865	$14,531	20%	$79,243	$69,365	$9,878	14%

Interest Yield	14.50%	13.56%	12.81%	12.59%	12.50%	200	bps	13.42%	12.57%	85	bps
Gross Principal Charge-off Rate	3.20%	2.88%	3.10%	3.00%	2.63%	57	bps	3.05%	3.25%	(20)	bps
Net Principal Charge-off Rate	2.37%	1.92%	2.01%	1.84%	1.50%	87	bps	2.05%	2.09%	(4)	bps
Delinquency Rate (30 or more days)	2.53%	2.11%	1.76%	1.77%	1.66%	87	bps	2.53%	1.66%	87	bps
Delinquency Rate (90 or more days)	1.14%	0.92%	0.80%	0.83%	0.76%	38	bps	1.14%	0.76%	38	bps
Gross Principal Charge-off Dollars	$697	$592	$587	$541	$477	$220	46%	$2,417	$2,255	$162	7%
Net Principal Charge-off Dollars	$516	$395	$381	$331	$272	$244	90%	$1,623	$1,447	$176	12%
Loans Delinquent 30 or more days	$2,278	$1,761	$1,392	$1,305	$1,232	$1,046	85%	$2,278	$1,232	$1,046	85%
Loans Delinquent 90 or more days	$1,028	$770	$633	$613	$562	$466	83%	$1,028	$562	$466	83%

Allowance for Credit Losses (period end)	$5,883	$5,561	$5,307	$5,120	$5,273	$610	12%	$5,883	$5,273	$610	12%
Reserve Change Build/ (Release) [2]	$322	$254	$187	($153)	($25)	$347		$610	($1,218)	$1,828
Reserve Rate	6.53%	6.65%	6.70%	6.94%	7.09%	(56)	bps	6.53%	7.09%	(56)	bps
Total Discover Card Volume	$59,153	$58,561	$57,384	$49,379	$53,983	$5,170	10%	$224,477	$192,755	$31,722	16%
Discover Card Sales Volume	$55,663	$54,793	$53,860	$46,329	$51,308	$4,355	8%	$210,645	$182,125	$28,520	16%
Rewards Rate	1.42%	1.47%	1.37%	1.36%	1.35%	7	bps	1.41%	1.37%	4	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022 vs. Dec 31, 2021		Dec 31, 2022	Dec 31, 2021	2022 vs. 2021
PRIVATE STUDENT LOANS
Organic Student Loans	$9,718	$9,722	$9,412	$9,614	$9,367	$351	4%	$9,718	$9,367	$351	4%
Purchased Student Loans	590	627	662	700	746	(156)	(21%)	590	746	(156)	(21%)
Total Private Student Loans	$10,308	$10,349	$10,074	$10,314	$10,113	$195	2%	$10,308	$10,113	$195	2%

Interest Yield	9.02%	8.26%	7.74%	7.41%	7.37%	165	bps	8.11%	7.38%	73	bps
Net Principal Charge-off Rate	1.33%	0.91%	1.08%	0.69%	0.80%	53	bps	1.00%	0.63%	37	bps
Delinquency Rate (30 or more days)	2.05%	1.94%	1.66%	1.62%	1.55%	50	bps	2.05%	1.55%	50	bps

Reserve Rate	8.14%	8.01%	8.26%	8.43%	8.33%	(19)	bps	8.14%	8.33%	(19)	bps

PERSONAL LOANS
Ending Loans	$7,998	$7,674	$7,145	$6,904	$6,936	$1,062	15%	$7,998	$6,936	$1,062	15%

Interest Yield	12.04%	11.83%	11.84%	12.09%	12.36%	(32)	bps	11.95%	12.64%	(69)	bps
Net Principal Charge-off Rate	1.49%	1.14%	1.21%	1.12%	1.21%	28	bps	1.25%	1.73%	(48)	bps
Delinquency Rate (30 or more days)	0.80%	0.69%	0.63%	0.69%	0.69%	11	bps	0.80%	0.69%	11	bps

Reserve Rate	7.44%	8.08%	8.01%	8.88%	9.54%	(210)	bps	7.44%	9.54%	(210)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Dec 31, 2022 vs. Dec 31, 2021		Dec 31, 2022	Dec 31, 2021	2022 vs. 2021
DIGITAL BANKING
Interest Income	$3,856	$3,357	$2,915	$2,736	$2,742	$1,114	41%	$12,864	$10,651	$2,213	21%
Interest Expense	789	514	305	257	259	530	NM	1,865	1,134	731	64%
Net Interest Income	3,067	2,843	2,610	2,479	2,483	584	24%	10,999	9,517	1,482	16%
Non-Interest Income	578	541	557	486	497	81	16%	2,162	1,781	381	21%
Revenue Net of Interest Expense	3,645	3,384	3,167	2,965	2,980	665	22%	13,161	11,298	1,863	16%
Provision for Credit Losses	883	773	549	154	263	620	NM	2,359	218	2,141	NM
Total Operating Expense	1,445	1,346	1,186	1,092	1,259	186	15%	5,069	4,549	520	11%
Income/ (Loss) Before Income Taxes	$1,317	$1,265	$1,432	$1,719	$1,458	($141)	(10%)	$5,733	$6,531	($798)	(12%)

Net Interest Margin	11.27%	11.05%	10.94%	10.85%	10.81%	46	bps	11.04%	10.76%	28	bps
Pretax Return on Loan Receivables	4.84%	4.91%	5.99%	7.52%	6.35%	(151)	bps	5.75%	7.39%	(164)	bps

Allowance for Credit Losses (period end)	$7,374	$7,061	$6,757	$6,647	$6,822	$552	8%	$7,374	$6,822	$552	8%
Reserve Change Build/ (Release)	$313	$304	$110	($175)	($39)	$352		$552	($1,404)	$1,956

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Non-Interest Income/ (Loss)	87	95	57	(63)	(44)	131	NM	176	789	(613)	(78%)
Revenue Net of Interest Expense	87	95	57	(63)	(44)	131	NM	176	789	(613)	(78%)
Provision for Credit Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Operating Expense	50	42	37	38	53	(3)	(6%)	167	256	(89)	(35%)
Income/ (Loss) Before Income Taxes	$37	$53	$20	($101)	($97)	$134	138%	$9	$533	($524)	(98%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	946	924	916	831	914	32	4%	3,617	3,259	358	11%
PULSE Network	1,666	1,611	1,524	1,399	1,508	158	10%	6,200	5,632	568	10%
Total	2,612	2,535	2,440	2,230	2,422	190	8%	9,817	8,891	926	10%

NETWORK VOLUME
PULSE Network	$66,807	$63,437	$62,992	$59,836	$64,787	$2,020	3%	$253,072	$247,913	$5,159	2%
Network Partners	10,433	11,894	11,532	10,683	11,233	(800)	(7%)	44,542	40,707	3,835	9%
Diners Club International [1]	9,155	8,793	8,381	7,176	7,367	1,788	24%	33,505	25,937	7,568	29%
Total Payment Services	86,395	84,124	82,905	77,695	83,387	3,008	4%	331,119	314,557	16,562	5%
Discover Network - Proprietary	58,138	56,633	55,838	48,129	53,197	4,941	9%	218,738	188,960	29,778	16%
Total	$144,533	$140,757	$138,743	$125,824	$136,584	$7,949	6%	$549,857	$503,517	$46,340	9%

[1] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
GAAP Total Common Equity	$13,534	$13,230	$12,708	$12,377	$12,352
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	—	—	—
Tangible Common Equity [1]	$13,279	$12,975	$12,453	$12,122	$12,097

GAAP Book Value Per Share	$54.57	$52.29	$50.00	$47.81	$46.50
Less: Goodwill	(0.96)	(0.94)	(0.92)	(0.91)	(0.88)
Less: Intangibles	—	—	—	—	—
Less: Preferred Stock	(3.95)	(3.86)	(3.84)	(3.76)	(3.66)
Tangible Common Equity Per Share	$49.66	$47.49	$45.24	$43.14	$41.96

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms